United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 20, 2004



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




        State of Incorporation            IRS Employer Identification No.
               Delaware                             06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000



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Item 5 - Other Events.

The registrant's press release dated July 20, 2004 regarding its announcement of the successful completion of its acquisition of Group 1 Software, Inc.



Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                Description
-------     -------------------------------------------------------------------

   (1)      Pitney Bowes Inc. press release dated July 20, 2004.





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                                   Signatures
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PITNEY BOWES INC.

July 20, 2004

                                /s/ B.P. Nolop
                                ----------------------------------------------
                                B. P. Nolop
                                Executive Vice President and
                                Chief Financial Officer
                                (Principal Financial Officer)




                                /s/ J.R. Catapano
                                ----------------------------------------------
                                J. R. Catapano
                                Controller
                                (Principal Accounting Officer)


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                                                                     EXHIBIT 1


                      PITNEY BOWES COMPLETES ACQUISITION OF
                                GROUP 1 SOFTWARE

STAMFORD, Conn., July 20, 2004 - Pitney Bowes Inc. (NYSE:PBI) today announced the successful completion of its acquisition of Group 1 Software, Inc., at a net cost of approximately $321 million. Group 1 is an industry leader in software that enhances mailing efficiency, data quality and customer communications. As a wholly owned subsidiary of Pitney Bowes, Group 1 will operate under substantially the same management as it does now within the company's Global Enterprise Solutions segment.
         "We are pleased to complete the acquisition of Group 1," said Michael
J. Critelli, Chairman and CEO of Pitney Bowes. "Their industry leading infrastructure, expertise and solutions will help us better serve our customers, while expanding our global reach, growing our mailstream participation and laying the foundation for profitable expansion in the customer communication management market. Together we will help our customers be successful by providing a range of solutions for mailing efficiency, data quality, data integration, business intelligence, business geographics and customer communication."
         Group 1, based in Lanham, MD, employs approximately 600 people worldwide with sales offices in the U.S., Canada, U.K. and Europe, Japan, South Korea, Singapore, Malaysia, and China, and development centers in Lanham, MD, Austin, TX, Minneapolis, MN, Boulder, CO, Mountain View, CA, Toronto, Canada, and the London, England area.
         "This is a very positive move for Group 1 and our customers as we look to use the combined strengths of Pitney Bowes and Group 1 to deliver even greater value to the marketplace," said Bob Bowen, CEO of Group 1.

         Pitney Bowes is a $4.6 billion global provider of integrated mail and document management solutions headquartered in Stamford, Connecticut. The company serves over 2 million businesses of all sizes in more than 130 countries through direct and dealer operations. For more information please visit www.pb.com.
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The statements contained in this news release that are not purely historical are forward-looking statements with the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of forward-looking terminology such as the words "expects," "anticipates," "intends" and other similar words. Such forward-looking statements include, but are not limited to, statements about growth strategies, market expansion, etc. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to: severe adverse changes in the economic environment, timely development and acceptance of new products or gaining product approval; successful entry into new markets; changes in interest rates; and changes in postal regulations, as more fully outlined in the company's 2003 Form 10-K
Annual Report filed with the Securities and Exchange Commission. In addition, the forward-looking statements are subject to change based on the timing and specific terms of any announced acquisitions. The forward-looking statements contained in this news release are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
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